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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 9, 2001
                            ------------------------
                Date of Report (Date of earliest event reported)


                     VASCO DATA SECURITY INTERNATIONAL, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                        000-24389                     36-4169320
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(State or other                    (Commission                    (IRS Employer
jurisdiction of                      File No.)                    Identification
Incorporation                                                    No.)

    1901 South Meyers Road, Suite 210
      Oakbrooke Terrace, Illinois                                      60181
      ---------------------------                                      -----
(Address of principal executive offices)                            (Zip Code)


               Registrant's telephone number, including area code:
                                  610-932-8844
                             -----------------------


                                 Not applicable
                             -----------------------
          Former name or former address, if changed since last report)

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Item 5.  Other Events.

         The Registrant issued the accompanying press release dated August 9, 2001, announcing that it had signed an agreement with Artesia Bank, Brussels, Belgium, to revise the terms of the Registrant's outstanding $3.4 million convertible loan with Artesia. Under its revised terms, the loan will now be convertible into shares of VASCO common stock at the fixed conversion rate of $7.50 per share rather than a floating rate based on the market price of the VASCO common stock. The maturity date of the convertible loan is September 30, 2003, and the interest rate is 6%.


Item 7.  Financial Statements and Exhibits.

Exhibit No.       Description
-----------       --------------------------------------------------------------
   4.9            Amended and Restated Convertible Loan Agreement dated August
                  7, 2001, by and between ARTESIA BANKING CORPORATION SA and
                  VASCO DATA SECURITY [EUROPE] NV and VASCO DATA SECURITY
                  INTERNATIONAL, INC. and MR. T. KENDALL HUNT

  99.1            Press Release dated August 9, 2001.

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                           VASCO DATA SECURITY INTERNATIONAL, INC.

                           By:  /s/ DENNIS D. WILSON
                                -----------------------------------
                                Vice President and Chief
                                Financial Officer

Dated:  August 9, 2001


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                                  EXHIBIT INDEX

Exhibit No.       Description                                              Page
-----------       -----------                                              ----
   4.9            Amended and Restated Convertible Loan
                  Agreement dated August 7, 2001, by and
                  between Artesia Banking Corporation Sa and
                  Vasco Data Security [Europe] Nv and Vasco
                  Data Security International, Inc. and Mr.
                  T. Kendall Hunt

  99.1            Press Release dated August 9, 2001.